Consent of Independent Certified Public Accountants

We consent to the inclusion in this Form 10-QSB of our report dated December 16, 1999, with respect to the Financial Statements of Cosmoz.com, Inc., for the year ended June 30, 1999.

By: /s/ Berg & Company, LLP

---------------------------
        Berg & Company LLP

May 12, 2000

                                       37